UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): April 5, 2016

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)
Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

In accordance with General Instruction B.2. of Form 8-K, the information presented under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

CHALCO Press Release

On April 5, 2016, Synthesis Energy Systems, Inc. (the “Company”) issued a press release providing an update on the commissioning of one of its projects with Aluminum Corporation of China. A copy of the press release is furnished herewith as Exhibit 99.1.

Corporate Presentation

The Company has updated its investor presentation, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K. A copy of the investor presentation is also available on the Company’s website as www.synthesisenergy.com.

Item 9.01 Financial Statements and Exhibits

Exhibits

*99.1 Press release dated April 5, 2016 related to the CHALCO projects.

*99.2 Presentation dated April 2016.

* = Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: April 6, 2016	/s/ DeLome Fair
DeLome Fair
Chief Executive Officer

Exhibit Index

*99.1	Press release dated April 5, 2016 related to the CHALCO projects.

*99.2	Presentation dated April 2016.

* = Furnished herewith